(10)(a) Development Agreement relating to the acquisition of a joint venture interest in Casabella Phase I Joint Venture (included as an exhibit to the Partnership's Form 10-K for the year ended December 31, 1989, and incorporated herein by reference).

(10)(b) Agreement of Joint Venture of Casabella Associates dated September 27, 1990 (filed as Exhibit (10)(f) to the Form 10-K of Berry and Boyle Development Partners for the year ended December 31, 1990, and incorporated herein by reference).

(10)(c) Amended and Restated Joint Venture Agreement of Casabella I Joint Venture dated September 28, 1990 (filed as Exhibit (10)(g) to the Form 10-K of Berry and Boyle Development Partners for the year ended December 31, 1990, and incorporated herein by reference).

(10)(d) First Amendment to the Amended and Restated Joint Venture Agreement of Casabella I Joint Venture dated October 1, 1990 (filed as Exhibit (10)(h) to the Form 10-K of Berry and Boyle Development Partners for the year ended December 31, 1990, and incorporated herein by reference).

(10)(e) Documents pertaining to $2,700,000 permanent loan for Casabella I Joint Venture (filed as Exhibit (10)(i) to the Form 10-K of Berry and Boyle Development Partners for the year ended December 31, 1990, and incorporated herein by reference).

(10)(f) Amended and Restated Joint Venture Agreement of Casabella Joint Venture dated April 22, 1991 (filed as Exhibit (10)(i) to the Form 10-K of Berry and Boyle Development Partners for the year ended December 31, 1991, and incorporated herein by reference).

(10)(g) Documents pertaining to the $7,320,000 permanent loan for Casabella Joint Venture (filed as Exhibit (10)(i) to the Form 10-K of Berry and Boyle Development Partners for the year ended December 31, 1991, and incorporated herein by reference).

(10)(h)       Partnership   Merger   Agreement  dated  April  22,  1991  between
              Casabella I Joint Venture and Casabella Joint Venture.(filed as Exhibit (10)(i) to the Form 10-K of Berry and Boyle Development Partners for the year ended December 31, 1990, and incorporated herein by reference).

(10)(i) Documents pertaining to the permanent loan refinancing for the Casabella Joint Venture.